PENSIONS - Assumptions Used (Details)	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Weighted average assumptions used in calculating benefit obligation:
Discount rate	5.10%	4.63%
Rate of compensation increase	2.48%	2.47%
Weighted average assumptions used in calculating net periodic benefit cost:
Discount rate	5.12%	4.64%
Expected return on plan assets	4.31%	4.31%
Rate of compensation increase	2.55%	2.54%